SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 17, 2002

FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238

(State or other jurisdiction) of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3455 Lyman Boulevard Chaska, Minnesota		55318

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(952) 448-5440

Item 5. Other Events

          On December 17 2002, FSI International, Inc. issued a press release, a copy of which is attached as an exhibit to this report and is incorporated herein by reference

Item 7. Financial Statements and Exhibits

(c) Exhibits

99	Press release dated December 17, 2002

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FSI INTERNATIONAL, INC.

By /s/ PATRICIA M. HOLLISTER Patricia M. Hollister Chief Financial Officer

Date: December 18, 2002

Exhibit Index

Exhibit	Description

99	Press release dated December 17, 2002